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                                                           Exhibit 10

                                                           Execution Counterpart

                                 AMENDMENT NO. 2

                  AMENDMENT NO. 2 dated as of July 28, 1997, between CENTENNIAL CELLULAR CORP., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and CITIBANK, N.A., a national banking association ("Citibank"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Borrower, Citibank and the Administrative Agent are parties to a Credit Agreement dated as of September 12, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by the Lenders to the Borrower in an aggregate principal amount not exceeding $90,000,000. The Borrower wishes to increase the aggregate amount of the Commitments (as defined in the Credit Agreement) by $25,000,000, to add Societe Generale, New York Branch as an Additional Lender (as defined in the Credit Agreement) under the Credit Agreement, and to amend the Credit Agreement in certain other respects. Accordingly the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Loan Documents shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Section 1.01 of the Credit Agreement shall be amended by amending in its entirety the following definition to read as follows:

                  "'Majority Lenders' means at any time Lenders holding 51% of the then aggregate unpaid principal amount of the Notes held by the Lenders, or, if no such principal amount is then outstanding, Lenders having 51% of the Commitments; provided that, if the number of Lenders at such time is less than three, 'Majority Lenders' shall mean all of the Lenders."






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                  2.03. The second paragraph of the preamble of Exhibit D-2 to the Credit Agreement, the second paragraph of the preamble of the Subsidiary Guaranty, the second paragraph of the preamble of Annex 1 to the Subsidiary Guaranty and the second paragraph of the preamble of the Pledge Agreement shall be amended by adding at the end of each such paragraph thereof:

                  "In addition, the Borrower may now or hereafter from time to time be obligated to various of the Lenders in respect of interest rate protection or hedging arrangements entered into by the Borrower to fix the floating interest rate or float the fixed interest rate of any Debt (as defined in the Credit Agreement) permitted under the Credit Agreement (such obligations being herein referred to as 'Other Debts')."

                  2.04. Section 2.01 of the Subsidiary Guaranty shall be amended by inserting "and all Other Debt and interest thereon" after "Notes".

                  2.05. The definition of Secured Obligations in Exhibit D-2 to the Credit Agreement and in Section 1 of each Pledge Agreement shall be amended by inserting "including obligations in respect of Other Debt and interest thereon" after "Subsidiary Guaranty".

                  2.06. Section 4.12 of each Pledge Agreement shall be amended by inserting "and interest rate or hedging arrangements constituting Other Debt" after "Credit Agreement".

                  Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Section 4 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said
Section 4 to "this Agreement" included reference to this Amendment No. 2.

                  Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                  4.01. Execution by All Parties. This Amendment No. 2 shall have been executed and delivered by each of the parties hereto, and consented to by each of the Guarantors and Pledgors (as defined in the Pledge Agreements).

                  4.02 New Commitment Acceptance. The New Commitment Acceptance in the form of Exhibit A hereto shall have been executed and delivered by Societe Generale, New York Branch the Borrower and the Administrative Agent and shall have become effective in accordance with paragraph 4 thereof.

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                  Section 5. Miscellaneous. Except as herein provided, the
Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                            CENTENNIAL CELLULAR CORP.

                                            By _________________________
                                               Title:

                                            CENTENNIAL BENTON HARBOR
                  CELLULAR                           CORP.
                                            CENTENNIAL BENTON HARBOR HOLDING
                                                     CORP.
                                            CENTENNIAL CELLULAR TELEPHONE
                                                     COMPANY OF COCONINO
                                            CENTENNIAL CELLULAR TELEPHONE
                                                     COMPANY OF DEL NORTE
                                            CENTENNIAL CELLULAR TELEPHONE
                                                     COMPANY OF LAWRENCE
                                            CENTENNIAL CELLULAR TELEPHONE
                                                     COMPANY OF MODOC
                                            CENTENNIAL CELLULAR TELEPHONE
                                                     COMPANY OF SACRAMENTO
                  VALLEY
                                            CENTENNIAL CELLULAR TELEPHONE
                                                     COMPANY OF SAN FRANCISCO
                                            CENTENNIAL CLAIRBORNE CELLULAR
                                                     CORP.
                                            CENTENNIAL LAKE CHARLES CELLULAR
                                                     CORP.

                                            By _________________________
                                               Title:

                                            CITIBANK, N.A., individually and as
                                            Administrative Agent

                                            By _________________________
                                               Title:

                                       -4-






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                                                           Execution Counterpart

                            NEW COMMITMENT ACCEPTANCE
                               Dated July 28, 1997

CENTENNIAL CELLULAR CORP.

CITIBANK, N.A., as Administrative Agent
         for the Lenders referred to in the Credit Agreement dated as of September 12, 1996 among Centennial Cellular Corp., the Lenders party thereto, and Citibank, N.A., in its capacity as Administrative Agent, (as amended, modified or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

                  Unless otherwise indicated in this New Commitment Acceptance (the "Acceptance"), the capitalized terms used in this Acceptance shall have the meanings given to such terms in the Credit Agreement.

                  1. Societe Generale, New York Branch (the "Additional Lender") agrees to become a party to the Credit Agreement and to have the rights and perform the obligations of a Lender under the Credit Agreement, and to be bound in all respects by the terms of the Credit Agreement.

                  2. The Additional Lender hereby agrees to a Commitment of $25,000,000 (the "Proposed New Commitment").

                  3. The Additional Lender (i) agrees that neither the Administrative Agent nor any Lender has made any representation or warranty, or assumes any responsibility with respect to, (x) any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto or (y) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.03 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Acceptance; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

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(iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent and by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature page(s) hereof; and (vii) attaches the declarations, certifications and other documents required under Section 2.13(e) of the Credit Agreement as to the Additional Lender's status for purposes of determining exemption from withholding taxes with respect to all payments to be made to the Additional Lender under the Credit Agreement or to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

                  4. The effective date for this Acceptance shall be the Re-Allocation Date; provided that this Acceptance has been fully executed and delivered to the Administrative Agent for acceptance and recording by the Agent on or prior to such Re-Allocation Date and the conditions precedent specified in
Section 2.01A(d) of the Credit Agreement shall have been satisfied.

                  5. Upon such execution, delivery, acceptance and recording and as of the Re-Allocation Date, the Additional Lender shall be a party to the Credit Agreement with a Commitment equal to the Proposed New Commitment as it may be adjusted or reduced pursuant to Section 2.04 of the Credit Agreement and, to the extent provided in this Acceptance, have the rights and obligations of a Lender thereunder.

                  6. Upon such acceptance and recording, from and after the Re-Allocation Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the Proposed New Commitment provided for in this Acceptance (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Additional Lender.

                  7. This Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

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                  8. This Acceptance may be signed in any number of
counterparts, each of which shall be an original, with the same as if the signatures were upon the same instrument.

                                                  ADDITIONAL ACCEPTED LENDER

                                                  SOCIETE GENERALE, NEW YORK
                                                  BRANCH

                                                  By:___________________________
                                                  Title:

                                                  Domestic Lending Office (and
                                                  address for notices):

                                                  Societe Generale, New York
                                                    Branch
                                                  1221 Avenue of the Americas
                                                  New York, New York 10020

                                                  Telephone No.: 212-278-6852
                                                  Telecopy No.: 212-278-6240

                                                  Eurodollar Lending Office:
                                                  Societe Generale, New York
                                                    Branch
                                                  1221 Avenue of the Americas
                                                  New York, New York 10020

                  This Acceptance is hereby acknowledged and agreed on as of the date set forth above.

                                                  CENTENNIAL CELLULAR CORP.

                                                  By____________________________
                                                    Title:

                                                  CITIBANK, N.A., as
                                                  Administrative Agent for the
                                                  Lenders

                                                  By____________________________
                                                    Title:

                                       -3-

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